[Black and white print advertisement.]
[Upper two-thirds of the ad is a photograph of two fencers in competition with one fencer lunging towards the other; headline prints in two lines in white type over bottom of photograph.] THE CGM REALTY FUND OPPORTUNITY. NOW MAY BE
THE TIME TO STRIKE.
[Below the photograph in smaller black type is the following text:]
Admittedly, CGM Realty Fund has declined during 1998. However, with a 24 year record of managing outstanding performance, CGM fund manager Ken Heebner identifies this situation as a possible opportunity. If you're seeking long-term growth of capital, find out more about CGM Realty Fund. Call today to request a CGM Realty Fund prospectus.
[A line drawing of a fencer in a box with a black and white striped background appears below and to the right (logo). To the right of the logo is the following text:]
CGM REALTY FUND
The CGM Funds
222 Berkeley Street, Suite 1013
Boston, MA 02116
www.CGMFunds.com
[A phone number appears next and prints in a larger size than does the ad body copy.]
1-800-598-0703
[Beneath the phone number in all capital letters:]
MANAGED BY KEN HEEBNER
[Beneath the body of the ad running the full width is the following text in black type against a white background (smaller type size than ad body copy):]
6.1%, 18.7%, and 18.0% are the average annual total returns for the one and four-year periods ended 6/30/98 and from inception (May 13, 1994) through 6/30/98. The Fund's adviser absorbed a portion of management fees and expenses from inception through 12/31/97. Otherwise the total return would be lower.
This information represents past performance, which is no guarantee of future results. The investment return and principal value of your shares will fluctuate and you may have a gain or loss when you sell shares. For more complete information, including management fees, charges, and expenses, refer to the current prospectus which is available from the address above. Read it carefully before you invest or send money.
[Entire ad is surrounded by a decorative border containing the following words used as a repetitive pattern:] NO-LOAD